Exhibit 10.4
                                                                    ------------


EACH OF THE STOCK PLAN SUBCOMMITTEE OF THE COMPENSATION COMMITTEE AND THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF THE ESTEE LAUDER COMPANIES INC. RESERVES THE RIGHT TO CHANGE PROVISIONS OF THIS AGREEMENT TO COMPLY WITH THE AMERICAN JOBS CREATION ACT OF 2004.


                     PERFORMANCE SHARE UNIT AWARD AGREEMENT
                                      UNDER
                         THE ESTEE LAUDER COMPANIES INC.
       AMENDED AND RESTATED FISCAL 2002 SHARE INCENTIVE PLAN (THE "PLAN")


This PERFORMANCE SHARE UNIT AWARD AGREEMENT ("Agreement") provides for the granting of performance share unit awards by The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), to the participant, an employee of the Company or one of its subsidiaries (the "Participant"), of the Company's Class A Common Stock, par value $0.01 (the "Shares"), on the terms and subject to the conditions hereinafter provided. The name of the "Participant", the "Grant Date", the aggregate number of Shares representing the Target Award, and the Plan Achievement (as defined below) goals are stated in the attached "Notice of Grant", and incorporated herein by reference. The other terms and conditions of this Performance Share Unit Award are stated in this Agreement and in the Plan. Terms not defined herein shall have the meaning set forth in the Plan (including any amendments thereto).

1. AWARD GRANT. The Company hereby awards to the Participant a target award of Performance Share Units in respect of the number of Shares set forth in the Notice of Grant (the "Target Award"), representing a Stock Unit and Performance-Based Award under the terms of the Plan.

2. RIGHT TO PAYMENT OF PERFORMANCE SHARE UNITS. It is understood that the percentage of the Target Award earned and paid will be established by the Committee based on the plan achievement (the "Plan Achievement") during the period specified in the Notice of Grant (the "Award Period"). The Plan Achievement shall be comprised of, and measured separately with respect to, the following two components:

     (a) Net Sales Cumulative Annual Growth Rate (which shall represent 50% of the Target Award); and

     (b) Earnings Per Share Cumulative Annual Growth Rate (which shall represent 50% of the Target Award).

For purposes of this Performance Share Unit Award Agreement, "Net Sales" shall have the meaning utilized by the Company in its consolidated financials in accordance with generally accepted accounting principles as in effect on the first day of the Award Period, excluding the impact of foreign currency fluctuations and "Earnings Per Share" shall have the meaning "diluted earnings per share" as utilized by the Company in its consolidated financials. Actual payment of the Performance Share Units awarded will be determined for each component in accordance with the table attached hereto as Schedule "A".

3. PAYMENT OF AWARDS. Payments made hereunder shall be equal in amount to the number of Shares equivalent to the number of Performance Share Units earned and payable to the Participant pursuant to paragraph 2 above. Except as otherwise provided in paragraph 4 below, payments shall be made as soon as practicable following the end of the Award Period, but in no event later than 2 and 1/2 months following the last day of the calendar year in which the Award Period ends. The form of payout shall be in Shares. In addition, each Performance Share Unit that becomes earned and payable pursuant to paragraph 2 above shall carry a Dividend Equivalent Right, payable in cash at the same time as the payment of Shares in accordance with this paragraph 3.

          Upon the occurrence of a Change in Control, each Performance Share Unit will become payable to the Participant with the total Shares to be paid equal to the Target Award. Payments upon the occurrence of a Change in Control shall be made as soon as practicable following the Change of Control, but in no event later than two weeks after the Change in Control. If the Shares cease to be outstanding immediately after the Change in Control (e.g., due to a merger with and into another entity), then the consideration to be received per Share shall equal the consideration paid to each stockholder per Share generally upon such Change in Control.

4. TERMINATION OF EMPLOYMENT. In the event the Participant's employment terminates during the Award Period, payouts will be as follows:

     (a) Death. In the event of the Participant's death, the Performance Share Units shall be paid as a pro rata Target Award for full months employed during the Award Period (i.e., the proration of the Target Award shall equal a fraction the numerator of which is the number of full months of service completed in the Award Period through the Participant's death and the denominator of which is the number of full months in the Award Period), as soon as practicable following such Participant's death.

     (b) Retirement. In the event of the Employee's formal retirement under the terms of The Estee Lauder Companies Retirement Growth Account Plan (or an affiliate or a successor plan or program of similar purpose), the Performance Share Unit Award shall continue through the Award Period and the Participant shall be paid based on actual Plan Achievement, at the same time as such awards are paid to active employees.

     (c) Disability. In the event of the occurrence of the Participant's total and permanent disability (as such status shall be determined under the Company's long-term disability program), the Performance Share Unit Award shall continue through the Award Period and the Participant shall be paid a pro rata amount for full months employed during the Award Period (with such proration methodology set forth in paragraph 4(a)) based on actual Plan Achievement, at the same time as such awards are paid to active employees.

     (d) Termination of Employment Without Cause. In the event the Participant's employment is terminated at the instance of the Company or relevant subsidiary without Cause (as defined below) on or prior to the end of the first year of the Award Period, the Performance Share Unit Award shall be forfeited. In the event of such termination after the end of the first year of the Award Period, the Performance Share Unit Award shall continue through the Award Period and the Participant shall be paid a pro rata amount for months employed during the Award Period (with such proration methodology set forth in paragraph 4(a)) based on actual Plan Achievement, at the same time as such awards are paid to active employees.

     (e) Termination of Employment By Employee. In the event the Participant terminates his or her employment (e.g., by voluntary resigning), except in the case of retirement which is subject to paragraph 4(b) above, the Performance Award shall be forfeited.

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


     (f) Termination of Employment With Cause. In the event the Participant is terminated for Cause, the Performance Share Unit Award shall be forfeited. For purposes hereof, "Cause" shall have the meaning in any employment agreement as in effect between the Participant and the Company or any subsidiary and, in the absence of any such agreement, shall mean any breach by the Participant of any of his or her material obligations under any Company policy or procedure, including, without limiting the generality, the Code of Conduct.

     (g) Post Employment Conduct. Payout of any Performance Share Unit Award after termination of employment shall be subject to satisfaction of the conditions precedent that the Participant neither (i) competes with, or takes employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company.

In the event Participant's employment terminates following the expiration of the Award Period but prior to payout, payout will be subject to the above.

5. NO RIGHTS OF STOCK OWNERSHIP. This grant of Performance Share Units will not entitle Participant to any interest in or to any voting or other rights normally attributable to Share ownership other than the Dividend Equivalent Rights granted in accordance with paragraph 3 above.

6. WITHHOLDING. All payments or distributions of Shares covered by Performance Share Unit Awards shall be net of any amounts required to be withheld pursuant to applicable federal, national, state and local tax withholding requirements imposed by each taxing authority having jurisdiction. The Company (or relevant subsidiary) may require the Participant to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Shares. The Company (or relevant subsidiary) may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit the Participant to pay all or a portion of the federal, national, state and local withholding taxes arising in connection with any Performance Share Unit Award by electing to have the Company (or relevant subsidiary) withhold Shares equal in Fair Market Value to the amount to be withheld, such tax calculated at minimum statutory rates.

7. NONASSIGNABILITY. This award may not be assigned, pledged, or transferred except, in the event of death, to a designated beneficiary or by will or by the laws of descent and distribution. The foregoing restrictions shall not apply to transfers pursuant to a court order, including, but not limited to, any domestic relations order.

8. EFFECT UPON EMPLOYMENT. The Participant's right to continue to serve the Company or any of its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by the award hereunder.

9. NOTICES. Any notice required or permitted under this Performance Share Unit Award Agreement shall be deemed to have been duly given if delivered, telecopied or mailed, certified or registered mail, return receipt requested or by internationally-recognized courier guaranteeing next day delivery (a) to the Participant at such address as the Company (or relevant subsidiary) shall maintain for the Participant per its personnel records or (b) to the Company, attention Stock Plan Administration at its principal executive offices, which are currently located at 767 Fifth Avenue, New York, NY 10153.


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

10. DISCLOSURE AND USE OF INFORMATION. By signing and returning the attached Notice of Grant, the Participant hereby expressly: (i) authorizes the Company and any subsidiary, and any agent of the Company and/or any subsidiary administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its subsidiaries such information and data as the Company or any such subsidiary shall request in order to facilitate the grant and administration of the stock options and/or the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and any subsidiary to store and transmit such information in electronic form.

11. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this agreement shall in no manner be construed to be a waiver of such provision or of any other provision hereof.

12. GOVERNING LAW. The Performance Share Unit Award Agreement shall be governed by and construed according to the laws of the State of New York, applicable to agreements made and performed in that state.

13. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

                                                 The Estee Lauder Companies Inc.


                                                 By:
                                                    ---------------------------
                                                      Executive Vice President,
                                                      Global Human Resources

                                  SCHEDULE "A"
                                  ------------


For Net Sales Cumulative Annual Growth Rate:
--------------------------------------------


          Component Plan Achievement      Component Payout (Percentage of Target
          --------------------------      --------------------------------------
                                          Award)
                                          ------

High                [*]                                   [*]

                    [*]                                   [*]

Low                 [*]                                   [*]


For Net Earnings Per Share Cumulative Annual Growth Rate:
---------------------------------------------------------

          Component Plan Achievement      Component Payout (Percentage of Target
          --------------------------      --------------------------------------
                                          Award)
                                          ------

High                [*]                                   [*]

                    [*]                                   [*]

Low                 [*]                                   [*]



Payout amount for levels of Plan Achievement between the high and low achievement shall be interpolated on a straight line basis (rounded up to the nearest integer). In no event shall the Participant receive a payout in excess of 150% of the Target Award for any component. No payout shall be made in the event of component Plan Achievement less than low achievement. Notwithstanding anything to the contrary stated above, the Committee may reduce the payment based on other factors at the discretion of the Committee unless a Change of Control has occurred.

In measuring Plan Achievement, financial performance measures (e.g., "Earnings Per Share" and "Net Sales") will be calculated without regard to the following:

     * Changes in accounting principles (i.e., cumulative effect of GAAP changes)
     * Extraordinary items as defined in accordance with US GAAP or which are the result of a change in the law or the Company's response thereto
     * Income/loss from discontinued operations and income/loss on sale of discontinued operations
     * Non-recurring operating income/expenses (separately stated and disclosed in the financial statements - e.g., restructuring charges, legal settlement charges, goodwill write-off)
     *    Impairment of intangibles

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

In calculating net sales during the Award Period, net sales in currencies other than U.S. dollars shall be translated into U.S. dollars at the Company's budget exchange rate at the beginning of the Award Period.

Earnings Per Share will be calculated based on the weighted average number of Shares outstanding as of the measurement date and will be adjusted to eliminate the effect of material changes in the number or type of outstanding Shares due to events such as:

    *     Stock splits
    *     Stock dividends
    *     Recapitalizations
    *     Acquisitions involving stock of the Company

No adjustment will be made for the impact of stock repurchases under any plans approved by the Board


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




                                 NOTICE OF GRANT
                                      UNDER
                         THE ESTEE LAUDER COMPANIES INC.
       AMENDED AND RESTATED FISCAL 2002 SHARE INCENTIVE PLAN (THE "PLAN")


This is to confirm that you were awarded a grant of Performance Share Units at the most recent meeting of the Stock Plan Subcommittee of the Compensation Committee of the Board of Directors representing the right to receive shares of Class A Common Stock of The Estee Lauder Companies Inc. (the "Shares"), subject to the terms of the Plan and the Performance Share Unit Award Agreement. This award was made in recognition of the significant contributions you have made as a key employee of the Company, and to motivate you to achieve future successes by aligning your interests more closely with those of our stockholders. This Performance Share Unit Award is granted under and governed by the terms and conditions of the Plan and the Performance Share Unit Award Agreement (the "Agreement") attached hereto and made part hereof. Please read these documents and keep them for future reference. The specific terms of your award are as follows:

Participant:        ((FIRST_NAME)) ((LAST_NAME))

SSN or Tax ID:      ((SS))

Grant Date:         [*]

Award Period:       [*]

Type of Award: STOCK UNIT AND PERFORMANCE-BASED AWARD (REFERRED TO HEREIN AS A "PERFORMANCE SHARE UNIT")

Target Award: [*] shares of Class A Common Stock. See Schedule "A" to the Agreement for actual payouts depending upon level of performance.

Plan Achievement goal at 100% for Award Period:

         Net Sales Cumulative Annual Growth Rate
         ---------------------------------------


         Earnings Per Share Cumulative Annual Growth Rate
         ------------------------------------------------


Questions regarding the award can be directed to Lauren Whyte at (212) 572-3705 or Patricia Zakrzewski at (973) 492-3609. If you wish to accept this grant, PLEASE SIGN THIS NOTICE OF GRANT AND RETURN IMMEDIATELY TO:

         Compensation Department
         767 Fifth Avenue, 43rd Floor
         New York, New York 10153
         ATTENTION: LAUREN WHYTE

The undersigned hereby accepts, and agrees to, all terms and provisions of the Agreement, including those contained in this Notice of Grant.

By_________________________   Date__________

Enclosure:
Performance Share Unit Award Agreement
Summary Plan Description